UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 7, 2018

CAPSTONE TURBINE CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15957	95-4180883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

16640 Stagg Street, Van Nuys, California 91406
(Address of Principal Executive Offices) (Zip Code)

(818) 734-5300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On June 7, 2018, Capstone Turbine Corporation issued a press release announcing its financial results for the full fiscal year  and fourth quarter ended March 31, 2018. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 2.02 in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

Exhibit 99.1	Press release of Capstone Turbine Corporation dated June 7, 2018 containing financial information for the full fiscal year and fourth quarter ended March 31, 2018.

Exhibit Index

Exhibit	Description

Exhibit 99.1	Press release of Capstone Turbine Corporation dated June 7, 2018 containing financial information for the full fiscal year and fourth quarter ended March 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date: June 7, 2018	By:	/s/ Jayme Brooks
Jayme L. Brooks
Chief Financial Officer and Chief Accounting Officer